SUPPLEMENT DATED SEPTEMBER 21, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2026

FOR TECHNOLOGY PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2026, for Technology Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Adam Benjamin is deleted and the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Priyanshu Bakshi, Portfolio Manager	Since 2026

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